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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        November 30, 1999
                                                  ------------------------------


                             PAB BANKSHARES, INC.
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              (Exact Name of Registrant as Specified in Charter)


         Georgia                  001-11823                58-1473302
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(State or Other Jurisdiction    (Commission              (IRS Employer
of Incorporation)               File Number)           Identification No.)

3102 North Oak Street Extension, Valdosta, Georgia                      31602
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code          (912) 241-2775
                                                      --------------------------


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 2.  Acquisition or Disposition of Assets

     On November 30, 1999, PAB Bankshares, Inc., a Georgia corporation ("PAB") consummated the acquisition of Baxley Federal Savings Bank, a federally chartered stock savings bank ("Baxley"). Pursuant to that certain Agreement and Plan of Merger (the "Merger Agreement"), dated as of June 3, 1999, by and between PAB and Baxley, and joined into, as of November 2, 1999, by PAB Interim Association No. 1, a federally chartered interim stock savings association and a wholly-owned subsidiary of PAB ("Interim"), Interim merged with and into Baxley, with Baxley continuing in existence as a wholly-owned subsidiary of PAB. Pursuant to the Merger Agreement, each share of Baxley common stock was converted into the right to receive 2.40 shares of PAB common stock. Based on the closing price of PAB common stock on November 30, 1999, the aggregate value of the acquisition was approximately $19.68 million, or approximately $35.70 per share of Baxley common stock.

     PAB is a bank holding company headquartered in Valdosta, Georgia with assets, as a result of the Baxley acquisition, exceeding $650 million. In addition to its newly acquired thrift subsidiary in Baxley, Georgia, PAB operates banking subsidiaries based in Valdosta, Adel, Bainbridge, and Statesboro, Georgia. PAB common stock is quoted on the American Stock Exchange under the symbol "PAB."

Item 7.  Financial Statements and Exhibits.

     (a) Financial Statements of Business Acquired

     At the present time it is impractical to provide the required financial statements for Baxley as required by this Item 7 of Form 8-K. PAB will file such required financial statements under cover of Form 8-K/A as soon as practicable, but not later than February 13, 2000 (60 days after this Report is required to be filed).

     (b) Pro Forma Financial Information

     At the present time, it is impractical to provide the pro forma financial information relative to the Baxley acquisition as required by Article 11 of Regulation S-X and this Item 7 of Form 8-K. PAB will file such required financial statements under cover of Form 8-K/A as soon as practicable, but not later than February 13, 2000 (60 days after this Report is required to be filed).

     (c)    Exhibits

     2.1 Agreement and Plan of Merger, dated as of June 3, 1999, by and between PAB Bankshares, Inc. and Baxley Federal Savings Bank, and joined into, as of November 2, 1999, by PAB Interim Association No. 1 (incorporated herein by reference to the exhibit of the same number in PAB Bankshares, Inc.'s Registration Statement on Form S-4, dated October 14, 1999, Registration No. 333-83907).

     99.1   Press Release, dated November 30, 1999, issued by PAB Bankshares,
            Inc.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PAB BANKSHARES, INC.
                                         (Registrant)


Dated:     December 3, 1999           By:  /s/ R. Bradford Burnette
                                           -------------------------------------
                                           R. Bradford Burnette, President and
                                              Chief Executive Officer

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                                 EXHIBIT INDEX


Exhibit
Number      Description of Exhibits
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99.1        Press Release, dated November 30, 1999, issued by PAB Bankshares,
            Inc.